UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On Tuesday, December 6, 2011, Industrial Services of America, Inc. (the "Company") entered into a Second Amendment to Credit Agreement dated as of November 15, 2011 (the "Amendment") with Fifth Third Bank (the "Bank") which amends a credit agreement which the parties had entered into on July 30, 2010 (the "Original Agreement"), as amended by the First Amendment to Credit Agreement dated as of April 14, 2011 (the "April Amendment").  Under the April Amendment, the Company was permitted to borrow the lesser of $45,000,000 (the "Maximum Revolving Commitment") or the borrowing base, consisting of the sum of 85% of eligible accounts plus 60% of eligible inventory up to $18,000,000. Under the Amendment, the Maximum Revolving Commitment was reduced to $40,000,000, which will have the effect of reducing the fee the Company pays on the unused portion of the available funds.    In addition, the Company agreed to perform other customary commitments in connection with the Amendment.

The terms of the Original Agreement were described on a form 8-K filed by the Company on August 4, 2010, and the terms of the April Amendment were described on a form 10-Q filed by the Company on May 2, 2011.

A copy of the Amendment and the corresponding Amended and Restated Revolving Loan Note is attached hereto as Exhibit 10.1 and 10.2 respectively, each of which are incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.     Description

10.1                 Second Amendment to Credit Agreement, dated November 15, 2011, by and among Industrial Services of America, Inc., ISA Indiana, Inc. and Fifth Third Bank.

10.2                 Amended and Restated Revolving Loan Note, dated November 15, 2011, by Industrial Services of America, Inc. and ISA Indiana, Inc. in favor of Fifth Third Bank.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: December 10, 2011	By:	/s/ Robert Coleman
Robert Coleman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

10.1                 Second Amendment to Credit Agreement, dated November 15, 2011, by and among Industrial Services of America, Inc., ISA Indiana, Inc. and Fifth Third Bank.

10.2                 Amended and Restated Revolving Loan Note, dated November 15, 2011, by Industrial Services of America, Inc. and ISA Indiana, Inc. in favor of Fifth Third Bank.